MONTHLY INSIGHT
At 30 November 2006

THE CHINA FUND, INC. (CHN)
IN BRIEF

Net asset value per share	US$	34.40
Market price	US$	32.08
Premium/(discount)		(6.74%)
Fund size	US$	498.6
Source: State Street Corporation

At 30 November 2006	US$ returns

	China Fund NAV	MSCI Golden Dragon*
	%	%
One month	9.6	9.2
Year to date	48.3	30.3
One year	58.5	35.8
Three years %pa	18.3	19.9
Past performance is not a guide to future returns.
Source: State Street Corporation. NAV-NAV performance.

*	Source for index data: MSCI.
MANAGER’S COMMENTARY
China’s markets charged ahead. The A-share market led the way, closely followed by the H-share index, which, having started the year as a proxy for the oil industry, is now dominated by China’s state-owned financial institutions. Even Taiwan showed good form this month, helped by its currency appreciating by over 3% against the US dollar. (In contrast, the strong renminbi appreciated by just 0.6% against the US dollar and fell heavily against the euro.) Investors have yet to weary of their daily diet of Chinese Initial Public Offerings (IPOs) and placements; on the contrary, the limited allocation of ‘hot stocks’ is driving investors to bid up their “cheaper”, already-listed alternatives. Whether the companies having all this cash thrust upon them will use it wisely is another matter — as Tacitus wrote of the emperor Galba “no one would have doubted his ability to reign had he never been emperor”.
Valuations in Taiwan are still cheap by historic standards. The A-share market, where foreign investors still own less than 2% of the market, is also attractive — valuations here aren’t directly linked to international portfolio flows. But valuations of Chinese companies listed in Hong Kong (and New York) now appear expensive. Most of the best companies in the “hot” consumer sector now trade on 30x prospective earnings.
What will trip the markets up? Growth remains buoyant. Exports have yet to reflect any slowdown in US growth -the trade surplus hit a record US$23.8 billion in October, and now totals US$134 billion year-to-date, up 66% year-on-year. This is contributing to strong domestic liquidity. Local call rates have recently firmed a little, but inflation is not threatening (Consumer Price Index (CPI) 1.4% in October). There is a danger of further politically-motivated corruption scandals ahead of the 17th party congress next March, as factions jockey for position, but this risk is stock-specific. The growing influence of the “New Left” movement could indicate higher taxes in the longer term, but this is not an overnight development. A sharp rally in the yen, the funding currency for much of the current speculation, could spark a correction. However, this seems unlikely given Japan’s anaemic growth and inflation. So perhaps it will simply be the accumulated weight of all the recent IPOs that finally breaks the camel’s back.
INVESTMENT STRATEGY
The Fund is 96.7% invested with holdings in 73 companies.
Liquidity-driven rallies can last for a while. But to try to reduce risk, we have been increasingly concentrating our holdings in the Taiwanese market and in the A-share market. Valuations in the A-share market aren’t directly linked to international portfolio flows, and there is a lot of restructuring activity creating opportunities.
The Fund realised a gain on China Merchants Bank and Digital China in November, and took advantage of better liquidity to exit its remaining positions in Biotreat and Lianhua Supermarket. Martin Currie Inc (Martin Currie) invested the funds these sales generated in Taiwanese names such as Far Eastern Department Store, Synnex (electronics distribution) and Cheng Uei (connectors). In the A-share market, Martin Currie added Yuyuan Tourist, which is based in Shanghai’s old Chinatown and owns several famous brands. One of these brands is Nanxiang Mantou, which — in your manager’s humble view — makes the world’s best dumplings. Martin Currie also added a rare B-share, Lujiazui, which is being transformed from a government agency into an investor in properties in Shanghai’s central business district.
Chris Ruffle, Martin Currie Inc*

*	Martin Currie Ltd and Heartland Capital Management Ltd (HCML) have established MC China Ltd (MCCL), as a joint venture company, to provide investment management or investment advisory services to the range of China investment products managed by Martin Currie. MCCL has appointed Martin Currie Investment Management Ltd (MCIM), or its affiliates, as investment manager of Martin Currie’s China investment products.

HMCL has seconded both Chris Ruffle and Shifeng Ke to MCIM or its affiliates on a full time basis with the same roles and responsibilities as if they were full time employees.

30 NOVEMBER 2006
FUND DETAILS

Market cap	US$465.04m
Shares outstanding	14,496,220
Exchange listed	NYSE
Listing date	July 10, 1992
Investment adviser	Martin Currie Inc
Direct investment manager	Asian Direct Capital Management
Source: State Street Corporation.
ASSET ALLOCATION
Source: State Street Corporation
SECTOR ALLOCATION

	The China	MSCI Golden
	Fund, Inc	Dragon
Industrials	17.9%	8.8%
Consumer discretionary	14.5%	5.8%
Financials	13.0%	32.5%
Energy	11.6%	7.4%
Information technology	11.2%	24.7%
Consumer staples	8.5%	1.1%
Materials	6.8%	6.5%
Healthcare	5.3%	—
Utilities	4.7%	4.8%
Telecommunications	1.6%	8.4%
Index fund	1.6%	—
Other assets & liabilities	3.3%	—
Total	100.0%	100.0%
Source: State Street Corporation. Source for index data: MSCI

PERFORMANCE	(US$ RETURNS)

	NAV	Market price
	%	%
One month	9.6	5.5
Year to date	48.3	38.4
Three years %pa	18.3	8.4
Past performance is not a guide to future returns.
Source: State Street Corporation
DIRECT INVESTMENTS (2.0%)

CDW Holdings Ltd	Information technology	1.3%
Captive Finance	Financials	0.6%
teco Optronics	Information technology	0.1%
15 LARGEST LISTED INVESTMENTS (39.4%)

Chaoda Modern Agriculture	Consumer staples	4.3%
Shanghai International Airport	Industrials	3.7%
Shanghai Zhenhua Port Machinery	Industrials	3.5%
China Petroleum & Chemical	Energy	3.3%
Xinao Gas	Utilities	2.9%
China Merchants Bank	Financials	2.8%
Cathay Financial	Financials	2.6%
Golden Meditech	Healthcare	2.3%
Shangri-La Asia	Consumer discretionary	2.2%
Lenovo	Information technology	2.1%
Far East Energy	Energy	2.0%
Fubon Financial	Financials	2.0%
Merry Electronics	Consumer discretionary	1.9%
Anhui Expressway	Utilities	1.9%
Far Eastern Department Stores	Consumer discretionary	1.9%
Source: State Street Corporation

FUND PERFORMANCE (BASED ON NET ASSET VALUE)	(US$ RETURNS)

	One	Three	Calendar	One	Three	Five	Since
	month	months	year to date	year	years	years	launch
	%	%	%	%	% pa	% pa	% pa
The China Fund, Inc.	9.6	16.1	48.3	58.5	18.3	26.7	10.4
MSCI Golden Dragon	9.2	15.8	30.3	35.8	19.9	16.6	n/a
Hang Seng Chinese Enterprise	14.2	24.2	59.8	69.3	30.6	36.8	n/a
Shanghai Stock Exchange 180	18.2	31.6	88.0	98.5	15.9	n/a	n/a
Past performance is not a guide to future returns.
Source: State Street Corporation. Launch date 10 July 1992. Three year, five year and since launch returns are all annualised.
Source for index data: MSCI for the MSCI Golden Dragon and Copyright 2006 Bloomberg LP for the Hang Seng Chinese Enterprise and the Shanghai Stock Exchange 180. For a full description of each Index please see the final page of this document.

PERFORMANCE IN PERSPECTIVE
Past performance is not a guide to future returns.
Source: Martin Currie Inc as at 30 November 2006.
THE CHINA FUND INC. PREMIUM/DISCOUNT
Past performance is not a guide to future returns.
Source: Martin Currie Inc as at 30 November 2006.
DIVIDEND HISTORY CHART

Total	0.91	0.61	0.09	0.08	0.50	0.08	0.11	0.00	0.13	0.21	1.78	3.58	2.51
Income	0.09	0.01	0.09	0.08	0.50	0.08	0.11	0.00	0.13	0.06	0.07	0.20	0.22
Long-term capital	0.04	0.24	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.67	3.27	2.29
Short-term capital	0.79	0.36	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.15	1.04	0.11	0.00
Past performance is not a guide to future returns.
Source: State Street Corporation.

THE PORTFOLIO — IN FULL	AT 30 NOVEMBER 2006

Sector	Company (BBG ticker)	Price		Holding	Value $	% of portfolio
Hong Kong						31.7%
Chaoda Modern Agriculture	682 HK	HK$	4.9	34,089,900	21,300,298	4.3%
Xinao Gas	2688 HK	HK$	9.6	11,560,000	14,193,349	2.9%
Golden Meditech	8180 HK	HK$	2.6	35,040,000	11,487,564	2.3%
Shangri-La Asia	0069 HK	HK$	20.0	4,318,000	11,130,655	2.2%
Lenovo	992 HK	HK$	3.1	25,646,000	10,320,189	2.1%
Zijin Mining	2899 HK	HK$	5.3	11,194,000	7,656,330	1.5%
China Insurance International	966 HK	HK$	8.3	6,974,000	7,486,729	1.5%
Zhejiang Expressway	576 HK	HK$	5.3	10,304,000	7,021,104	1.4%
TPV Technology	903 HK	HK$	5.4	9,968,000	6,945,940	1.4%
Huabao International	336 HK	HK$	4.1	12,790,000	6,807,609	1.4%
Parkson Retail	3368 HK	HK$	39.5	1,111,500	5,716,012	1.1%
Ports Design	589 HK	HK$	16.2	2,678,500	5,578,666	1.1%
Li Ning	2331 HK	HK$	10.4	3,726,000	4,943,633	1.0%
China Travel	0308 HK	HK$	2.1	18,148,000	4,783,065	1.0%
Natural Beauty Bio-Technology	157 HK	HK$	1.1	32,780,000	4,593,663	0.9%
Tianjin Development	0882 HK	HK$	5.2	6,836,000	4,570,136	0.9%
China Shineway Pharmaceutical	2877 HK	HK$	4.3	7,615,000	4,258,757	0.8%
Fountain Set	420 HK	HK$	2.2	13,026,000	3,751,309	0.7%
China Fire Safety	8201 HK	HK$	0.5	50,380,000	3,076,631	0.6%
China Rare Earth	769 HK	HK$	1.3	15,254,000	2,588,698	0.5%
Yorkey Optical International	2788 HK	HK$	2.5	7,128,000	2,272,705	0.5%
Sinochem Hong Kong	297 HK	HK$	3.2	5,000,000	2,031,331	0.4%
Digital China	861 HK	HK$	2.9	4,648,000	1,744,909	0.3%
Beiren Printing Machinery	187 HK	HK$	1.7	7,000,000	1,556,925	0.3%
Asia Zirconium	395 HK	HK$	0.8	12,132,000	1,278,998	0.3%
Ocean Grand Chemicals	2882 HK	HK$	0.3	17,379,000	692,644	0.1%
China Ting	3398 HK	HK$	2.0	2,570,000	677,346	0.1%
Arcontech	8097 HK	HK$	0.1	18,386,000	236,380	0.1%

China ‘B’ shares						1.2%
Shanghai Lujiazui Finance	900932 SHA	HK$	1.0	5,804,366	5,891,431	1.2%

Hong Kong ‘H’ shares						6.2%
Anhui Expressway	995 HK	HK$	5.9	12,406,000	9,378,487	1.9%
BYD	1211 HK	HK$	24.2	2,635,500	8,199,777	1.6%
China Oilfield Services	2883 HK	HK$	4.1	12,650,000	6,716,829	1.4%
China Shenhua Energy	1088 HK	HK$	15.0	3,435,000	6,633,158	1.3%

Taiwan						28.2%
Cathay Financial	2882 TT	NT$	73.0	5,708,370	12,879,339	2.6%
Fubon Financial	2881 TT	NT$	30.5	10,387,000	9,775,434	2.0%
Merry Electronics	2439 TT	NT$	94.0	3,260,507	9,472,652	1.9%
Far Eastern Department Stores	2903 TT	NT$	17.6	16,952,000	9,221,301	1.9%
Tripod Technology	3044 TT	NT$	112.0	2,608,845	9,030,772	1.8%
Advanced Semiconductor Engineering	2311 TT	NT$	37.2	7,838,000	9,011,702	1.8%
China Metal Products	1532 TT	NT$	73.5	3,720,123	8,450,905	1.7%
Chunghwa Telecom	2412 TT	NT$	58.8	4,490,880	8,161,451	1.6%
Yuanta Core Pacific Securities	6004 TT	NT$	25.1	8,983,000	6,968,731	1.4%
Uni-President Enterprises	1216 TT	NT$	31.6	6,729,000	6,571,980	1.3%
Synnex Technology	2347 TT	NT$	36.6	5,156,000	5,824,503	1.2%
Cheng Shin Rubber	2105 TT	NT$	34.2	5,072,544	5,361,799	1.1%
Powertech Technology	6239 TT	NT$	108.0	1,522,000	5,080,389	1.0%
ShenMao Technology	3305 TT	NT$	100.5	1,512,800	4,699,008	0.9%
Yieh United Steel	9957 TT	NT$	16.0	9,483,000	4,674,822	0.9%
Taiwan Green Point	3007 TT	NT$	107.5	1,348,526	4,480,499	0.9%
Cheng Uei Precision	2392 TT	NT$	115.0	1,244,000	4,421,573	0.9%
Wah Lee Industrial	3010 TT	NT$	66.0	2,154,000	4,393,880	0.9%
Data Systems Consulting	2447 TT	NT$	29.0	4,566,813	4,093,265	0.8%
Taiwan FamilyMart	5903 TT	NT$	51.3	1,787,895	2,834,771	0.6%
Lien Hwa Industrial	1229 TT	NT$	17.9	4,768,616	2,630,808	0.5%
Formosa Petrochemical	6505 TT	NT$	65.7	1,211,000	2,459,054	0.5%

United States ‘N’ shares						3.5%
Far East Energy	FEEC US	US$	0.9	11,111,111	9,888,889	2.0%
Mindray Medical International	MR US	US$	24.0	259,900	6,237,600	1.2%
Chindex International	CHDX US	US$	19.0	69,987	1,329,403	0.3%

Sector	Company (BBG ticker)	Price		Holding	Value $	% of portfolio
’A’ share access products						23.9%
Shanghai International Airport		US$	2.2	8,624,267	18,477,712	3.7%
Shanghai Zhenhua Port Machinery		US$	1.3	13,219,652	17,502,819	3.5%
China Petroleum & Chemical		US$	1.0	16,071,676	16,313,228	3.3%
China Merchants Bank		US$	1.7	8,254,855	13,802,117	2.8%
Xinjiang Tebian Electric		US$	1.8	4,676,642	8,244,920	1.7%
iShares Asia Trust-FTSE/Xinhua		HK$	81.8	780,000	8,202,979	1.6%
Shanghai Yuyuan Tourist Mart		US$	1.6	4,277,179	6,924,753	1.4%
Huaneng Power International		US$	0.7	9,343,031	6,773,698	1.4%
China Yangtze Power		US$	1.0	6,441,077	6,569,899	1.3%
Youngor		US$	0.8	7,562,730	6,254,378	1.3%
Qinghai Salt Lake Potash		US$	3.0	1,725,209	5,253,261	1.0%
Baoding Tianwei Baobian Electric		US$	2.5	1,761,193	4,368,526	0.9%

Direct						2.0%
CDW Holdings Ltd				60,000,000	6,634,794	1.3%
Captive Finance				2,000,000	3,045,000	0.6%
teco Optronics				1,861,710	150,000	0.1%

Other assets & liabilities					16,510,003	3.3%
OBJECTIVE
The investment objective of the Fund is to achieve long term capital appreciation through investment in companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China.
The Board of Directors of the Fund has adopted an operating policy of the Fund, effective June 30, 2001, that the Fund will invest at least 80% of its assets in China companies. For this purpose, “China companies” are (i) companies for which the principal securities trading market is in China; (ii) companies for which the principal securities trading market is outside of China or in companies organised outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have a least 50% of their assets in China; or (iii) companies organised in China. Under the policy, China will mean the People’s Republic of China, including Hong Kong, and Taiwan. The Fund will provide its stockholders with at least 60 days’ prior notice of any change to the policy described above.
The fundamental policy, which applies to not less than 65% of the Fund’s assets as set out in the Fund’s prospectus dated June 27, 2005, remains in place. The fundamental policy is the same as the operating policy set out above, except that China only includes the People’s Republic of China and Hong Kong.
The Fund is subject to the Investment Company Act of 1940 which limits the means in which it can access the ‘A’ share market. The Fund will continue to seek the most efficient way in which to increase its ‘A’ share exposure ensuring ongoing compliance with its legal and regulatory obligations.
CONTACTS
The China Fund, Inc.
c/o State Street Bank and Trust Company
2 Avenue de Lafayette, 6th Floor
PO Box 5049
Boston, MA 02206-5049
Tel: (1) 888 CHN-CALL (246 2255)
www.chinafundinc.com

MSCI Golden Dragon Index
The MSCI Golden Dragon is a free float-adjusted market capitalisation index that is designed to measure equity market performance in the China region. As of May 2005 the MSCI Golden Dragon Index consisted of the following country indices: China, Hong Kong and Taiwan.
Hang Seng China Enterprise Index
The Hang Seng China Enterprise Index is a capitalisation-weighted index comprised of state-owned Chinese companies (H-shares) listed on the Hong Kong Stock Exchange and included in HSMLCI index.
Shanghai Stock Exchange 180 Index
The Shanghai Stock Exchange 180 ‘A’ Share Index is a capitalisation-weighted index. The index tracks the daily price performance of the 180 most representative ‘A’ share stocks listed on the Shanghai Stock Exchange.
Important information: This document is issued and approved by Martin Currie Inc (MC Inc), as investment adviser of the listed equity portfolio of the China Fund Inc (the Fund). MC Inc is authorised and regulated by the Financial Services Authority (FSA) and incorporated under limited liability in New York, USA. Registered in Scotland (No BR2575), registered address Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES. Information herein is believed to be reliable but has not been verified by MC Inc. MC Inc makes no representation or warranty and does not accept any responsibility in relation to such information or for opinion or conclusion which the reader may draw from the newsletter. It explicitly does not accept responsibility for the views and opinions expressed by Asia Direct Capital Management.
Martin Currie Ltd and Heartland Capital Management Ltd (HCML) have established Martin Currie China Ltd (MCCL), as a joint venture company, to provide investment management or investment advisory services to our China product. MCCL has appointed Martin Currie Investment Management Ltd (MCIM), or its affiliates, as investment manager of our China funds. HMCL has seconded both Chris Ruffle and Shifeng Ke to MCIM or its affiliates on a full time basis with the same roles and responsibilities as if they were full time employees.
The Fund is classified as a ‘non-diversified’ investment company under the US Investment Company Act of 1940. It meets the criteria of a closed ended US mutual fund and its shares are listed on the New York Stock Exchange. MC Inc has been appointed investment adviser to the listed equity portfolio of the Fund. Asian Direct Capital Management is the direct investment manager to the Fund.
Investors are advised that they will not generally benefit from the rules and regulations of the United Kingdom Financial Services and Markets Act 2000 and the FSA for the protection of investors, nor benefit from the United Kingdom Financial Services Compensation Scheme, nor have access to the Financial Services Ombudsman in the event of a dispute. Investors will also have no rights of cancellation under the FSA’s Conduct of Business Sourcebook of the United Kingdom.
This newsletter does not constitute an offer of shares. MC Inc, its ultimate and intermediate holding companies, subsidiaries, affiliates, clients, directors or staff may, at any time, have a position in the market referred to herein, and may buy or sell securities, currencies, or any other financial instruments in such markets. The information or opinion expressed in this newsletter should not be construed to be a recommendation to buy or sell the securities, commodities, currencies or financial instruments referred to herein.
The information provided in this report should not be considered a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will remain in an account’s portfolio at the time you receive this report or that securities sold have not been repurchased.
It should not be assumed that any of the securities transactions or holdings discussed here were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.
Investing in the Fund involves certain considerations in addition to the risks normally associated with making investments in securities. The value of the shares issued by the Fund, and the income from them, may go down as well as up and there can be no assurance that upon sale, or otherwise, investors will receive back the amount originally invested. There can be no assurance that you will receive comparable performance returns, or that investments will reflect the performance of the stock examples contained in this document. Movements in foreign exchange rates may have a separate effect, unfavorable as well as favorable, on the gain or loss otherwise experienced on an investment. Past performance is not a guide to future returns. Accordingly, the Fund is only suitable for investment by investors who are able and willing to withstand the total loss of their investment. In particular, prospective investors should consider the following risks:
à	The companies quoted on Greater Chinese stock exchanges are exposed to the risks of political, social and religious instability, expropriation of assets or nationalisation, rapid rates of inflation, high interest rates, currency depreciation and fluctuations and changes in taxation, which may affect income and the value of investments.

à	At present, the securities market and the regulatory framework for the securities industry in China is at an early stage of development. The CSRC is responsible for supervising the national securities markets and producing relevant regulations. The Investment Regulations, under which the Fund invests in the People’s Republic of China (‘PRC’) and which regulate repatriation and currency conversion, are new. The Investment Regulations give CSRC and SAFE wide discretions and there is no precedent or certainty as to how these discretions might be exercised, either now or in the future. The Fund may, from time to time, obtain access to the securities markets in China via Access Products. Such products carry additional risk and may be less liquid than the underlying securities which they represent.

à	During the past 15 years, the PRC government has been reforming the economic and political systems of the PRC, and these reforms are expected to continue, as evidenced by the recently announced changes. The fund’s operations and financial results could be adversely affected by adjustments in the PRC’s state plans, political, economic and social conditions, changes in the policies of the PRC government such as changes in laws and regulations (or the interpretation thereof), measures which may be introduced to control inflation, changes in the rate or method of taxation, imposition of additional restrictions on currency conversion and the imposition of additional import restrictions.

à	PRC’s disclosure and regulatory standards are in many respects less stringent than standards in certain OECD countries, and there may be less publicly available or less reliable information about PRC companies than is regularly published by or about companies from OECD countries.

à	The Shanghai Stock Exchange and Shenzhen Stock Exchange have lower trading volumes than most OECD exchanges and the market capitalisations of listed companies are small compared to those on more developed exchanges in developed markets. The listed equity securities of many companies in the PRC are accordingly materially less liquid, subject to greater dealing spreads and experience materially greater volatility than those of OECD countries. These factors could negatively affect the Fund’s NAV.

à	The Fund invests primarily in securities denominated in other currencies but its NAV will be quoted in US dollars. Accordingly, a change in the value of such securities against US dollars will result in a corresponding change in the US dollar NAV.

à	The marketability of quoted shares may be limited due to foreign investment restrictions, wide dealing spreads, exchange controls, foreign ownership restrictions, the restricted opening of stock exchanges and a narrow range of investors. Trading volume may be lower than on more developed stockmarkets, and equities are less liquid. Volatility of prices can also be greater than in more developed stockmarkets. The infrastructure for clearing, settlement and registration on the primary and secondary markets may be underdeveloped. Under certain circumstances, there may be delays in settling transactions in some of the markets.

à	The value of the fund’s investment in any Quota will be affected by taxation levied against the relevant QFIIs or in respect of investments held in the relevant Quotas. The PRC taxation regime that will apply to QFIIs and investments made in or through QFII quotas is not clear. The Investment Regulations are new and do not currently expressly contemplate the treatment of QFIIs and investment made through QFII Quotas.

à	It should be noted that the position with regard to PRC taxation of the Company and its gains and profits remains unclear. Until such time as the PRC taxation position of the Company is clarified, the Company will process all subscription and redemption requests based upon provisional Net Asset Value calculations, determined without making any provision for PRC capital gains taxation, but with a provision for withholding tax of 10% on all dividend income received. The number of Ordinary shares allotted to any investor, and the final redemption price per share, will be recalculated upon the taxation position being clarified. The Company will require an indemnity in respect of such amount of any redemption proceeds as they consider prudent to allow for potential PRC taxation liabilities that may be included in the final Net Asset Value calculation.

In practice this means that, should any tax be payable retrospectively, the Company’s Net Asset Value will be adjusted to the extent that existing shareholders are liable. All shareholders will be required to sign an indemnity prior to being permitted to redeem all or part of their shareholding to protect the Company and the existing shareholders. Any change to the withholding tax rate which is applied to the Company on an retrospective basis will result in an adjustment of the Net Asset Value of the Company for the benefit of, or if charged at a higher rate than the existing provision, detriment of existing shareholders.
Martin Currie Inc, registered in Scotland (no BR2575)
Registered office: Saltire Court, 20 Castle Terrace, Edinburgh EH11 2ES Tel: (44) 131 229 5252 Fax: (44) 131 222 2532 www.martincurrie.com/china North American office: 1350 Avenue of the Americas, Suite 3010, New York, NY 10019, USA Tel: (1) 212 258 1900 Fax: (1) 212 258 1919
Authorised and registered by the Financial Services Authority and incorporated with limited liability in New York, USA.